Business Combinations	12 Months Ended
Sep. 30, 2010
Schedule of Business Acquisitions, by Acquisition [Table Text Block]

Note 2. SolCool One, LLC Acquisiton and Disposition

SolCool One, LLC

We acquired SolCool One, LLC (" SolCool"), a supplier of direct current solar air-conditioning systems for off-the-grid applications, and took effective control on January 13, 2010. We issued 476,187 shares of our common stock to the members of SolCool as consideration for the acquisition of all the membership units of SolCool. Shares issued were recorded at fair value of approximately $245,000, based on the closing price of our common stock on the acquisition date. The total purchase consideration transferred was $275,000, which included $30,000 of funds previously advanced to SolCool, which was allocated as follows (in thousands):

Assets:		Liabilities and net assets acquired:

Cash and cash equivalents	$1	Accounts payable and accrued liabilities	$439
Identifiable intangible assets	713	Net assets acquired	275
	$714		$714

The acquisition of SolCool is accounted for using the acquisition method under accounting guidance issued by the FASB, with January 13, 2010 being the acquisition date when we obtained control. This accounting guidance requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. Portions of the purchase price have been allocated to intangible assets, which were identified by management as SolCool’s distribution network and customer relationships. The fair values of identifiable intangible assets were determined using the income approach. Estimated lives of intangible assets were determined to be one year and were based on factors including, among others, the expected use of the assets, effects of demand, competition and the level of funding required to obtain the expected future cash flows from the assets.

On August 23, 2010, we agreed to unwind the transaction by cancelling all shares of our common stock issued to SolCool’s members and returning the stock certificates representing the membership units of SolCool to SolCool’s members. In connection with accounting for the unwind transaction we unrecognized assets and liabilities of $251,000 and $440,000, respectively, and recorded the reacquired shares at the same amount recorded at the acquisition date, or $245,000, which resulted in recording a gain on disposition of $434,000. The net effect on operations of the acquisition and subsequent disposition of SolCool is approximately $34,000 for the year ended September 30, 2010, which represents the amount of cash paid for the acquisition as well as advances made to SolCool during the period we owned them that we will not recover. We are currently in the process of exchanging the stock certificates. As of September 30, 2010, we had received approximately 50% of the shares of our common stock that we had issued to the members of SolCool.

SolCool’s operating results from the acquisition date through the unwind date, comprised of amortization expense of $462,000 and $6,000 of other expense, is included in our consolidated statement of operations for the fiscal year ended September 30, 2010.